EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of CyberOptics Corporation (the "Company") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Kathleen P. Iverson, Chief Executive Officer of the Company, and Scott G. Larson, the Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ Kathleen P. Iverson
                                       ----------------------------------------
                                       Kathleen P. Iverson
                                       Chief Executive Officer
                                       August 12, 2003


                                       /s/ Scott G. Larson
                                       ----------------------------------------
                                       Scott G. Larson
                                       Chief Financial Officer
                                       August 12, 2003